CLEARONE, INC.

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350,

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Narsi Narayanan, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ClearOne, Inc. on Form 10-Q for the quarter ended June 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ClearOne, Inc.

	By:	/s/ Narsi Narayanan
August 9, 2017		Narsi Narayanan Senior Vice President of Finance (Principal Accounting and Principal Financial Officer)